                                                                    Exhibit 99.1

                        j2 Global Communications, Inc.
      Reports Pro forma Q4 Earnings per Share of $0.06 vs. Pro forma Q3
                          Earnings per Share of $0.02

7/th/ Consecutive Quarter of Pro forma EBITDA and 18/th/ Consecutive Quarter of
                                Revenue Growth

HOLLYWOOD, Calif., February 19, 2002 -- j2 Global Communications, Inc. (NASDAQ:
JCOM), the value-added messaging and communications company, today reported financial results for the fourth quarter and full year period ended December 31, 2001.

Quarterly Results:
-----------------

Revenue for the fourth quarter ended December 31, 2001 increased 100% to $9.6 million compared with revenue of $4.8 million for the fourth quarter ended December 31, 2000. Revenue in Q4 2001 grew 11.4% versus Q3 2001 revenue.

Pro forma EBITDA for Q4 2001 increased by $4.4 million to $1.4 million versus ($3.0 million) during the comparable period in 2000 and rose $0.5 million or 56% versus Q3 2001.

Pro forma earnings were $695,000 or $0.06 per share for Q4 2001. For the comparable period in 2000, pro forma net loss was $3.6 million or $0.37 per share. Pro forma net earnings for Q4 2001 grew 157% versus Q3 2001.

GAAP net loss was $1.6 million or $0.15 per share for Q4 2001. This compares with a GAAP net loss of $5.1 million or $0.51 per share for Q4 2000, and a GAAP net loss of $1.5 million or $0.13 per share for Q3 2001.

Key financial results for the quarter and comparisons versus the year-ago quarter are as follows:

    ---------------------------------------------------------------------------
              Quarterly Results             Quarter ended        Quarter ended
                                               Q4 '01               Q4 '00
    ---------------------------------------------------------------------------
     Revenue                                $9.6 million        $  4.8 million
    ---------------------------------------------------------------------------
     Gross Profit                           $6.1 million        $  2.2 million
    ---------------------------------------------------------------------------
     Pro forma EBITDA (Loss)                $1.4 million         ($3.0 million)
    ---------------------------------------------------------------------------
     Pro forma Earnings (Loss)              $0.7 million         ($3.6 million)
    ---------------------------------------------------------------------------
     Pro forma Earnings (Loss) Per Share    $0.06                ($0.37)
    ---------------------------------------------------------------------------

Annual Results:
--------------

For the full year 2001, revenue increased 139% to $33.2 million compared to $13.9 million in fiscal 2000. Pro forma EBITDA for 2001 increased to $2.0 million as compared to ($17.0 million) in fiscal 2000.

Pro forma net loss was $314,000 or $0.03 per share compared with pro forma net loss of $17.9 million or $1.96 per share for the comparable period in 2000.

GAAP net loss was $7.8 million or $0.69 per share for fiscal 2001. This compares with GAAP net loss of $22.2 million or $2.44 per share for fiscal 2000.

Key financial results for fiscal year 2001 versus fiscal year 2000 are as follows:

    -----------------------------------------------------------------------
          Annual Results                Fiscal Year        Fiscal Year
                                           2001               2000
    -----------------------------------------------------------------------
     Revenue                           $33.2 million      $13.9 million
    -----------------------------------------------------------------------
     Gross Profit                      $19.8 million      $ 6.6 million
    -----------------------------------------------------------------------
     Pro forma EBITDA (Loss)           $ 2.0 million     ($17.0 million)
    -----------------------------------------------------------------------
     Pro forma Loss                    ($0.3 million)    ($17.9 million)
    -----------------------------------------------------------------------
     Pro forma Loss Per Share         ($0.03)             ($1.96)
    -----------------------------------------------------------------------

All year 2000 financial results set forth above are inclusive of the purchase of eFax.com on November 29, 2000.

"These results continue to demonstrate the strength of the j2 business model," said Richard Ressler, j2's Chairman. "This quarter, the operating leverage in our recurring revenue base was again apparent, as 43% of our quarterly revenue growth dropped right to our earnings."

"Our continued focus during the fourth quarter on improving the customer experience has strengthened our leadership position within the value-added messaging and communications space," said Scott Jarus, President of j2. "I'm particularly pleased that we have capitalized on our success by expanding our corporate sales staff, geographically expanding our network, and broadening our marketing reach."

j2's fourth quarter conference call will be broadcast live over the Internet on February 19, 2002 at 4:30 p.m. EST. During the call, the Company will review its presentation for investors, which will be posted on the Company's Website at www.j2global.com and filed with the Securities and Exchange Commission pursuant
----------------
to Regulation FD.

     What: j2 Global Communications, Inc. Fourth Quarter 2001 Earnings Release
           Conference Call

     When:  February 19, 2001, 4:30 p.m. EST

     Where: www.j2global.com or http://www.videonewswire.com/event.asp?id=3409
            ----------------    ----------------------------------------------

     How: Live over the Internet -- Simply log on to the call via the Web at the addresses listed above.

     Contact:  Scott Turicchi at investor@j2.com
                                 ---------------

Questions for the call will be taken via email at investor@j2.com, and can be
                                                  ---------------
sent at anytime prior to or during the Webcast.

If you are unable to participate during the live Webcast, the call and the presentation will be archived for approximately two weeks at www.j2global.com.
                                                             ----------------

(Minimum Requirements to listen to broadcast are: Windows Media Player software, downloadable free from www.microsoft.com/windows/windowsmedia/EN/default.asp,
                       -----------------------------------------------------
and at least a 28.8Kbps connection to the Internet. If you experience problems listening to the broadcast, send an email to isproducers@prnewswire.com.)
                                             --------------------------

About j2 Global Communications
------------------------------

Founded in 1995, j2 Global Communications, Inc. provides enhanced value-added messaging and communications services to over 4 million customers around the world. j2's network spans over 550 cities in 18 countries on 5 continents. The Company offers its patented services and software through three distinct sales channels: Web, Corporate and Licensed Services; and markets those services under the eFax(R), jConnect(R), Hotsend(R), Papermaster(R), Protofax(R) and Documagix(R) brands. j2's industry accolades include the Deloitte & Touche Fast 50 and Fast 500 Awards, Forbes Best of the Web Award, PC Magazine's Top 100 Websites Award, British Telecom's Tech Award and many others. For more information about j2, please visit www.j2global.com.
                                   ----------------

Contacts
--------

Christine Brodeur or Robert Karpman      Jeff Adelman
Socket Media, Inc.                       j2 Global Communications, Inc.
310-829-0556 or 310-829-0586             323-372-3617
c.brodeur or r.karpman@socketmedia.com   press@j2.com


"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:
Certain statements in this Press Release are "forward-looking statements" within the meaning of The Private Securities Litigation Act of 1995. These forward-looking statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: Ability to obtain telephone numbers in sufficient quantities on acceptable terms; subscriber growth and retention; uncertainties regarding the protection of proprietary technology or infringement of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding unified messaging; and other factors set forth in j2's filings with the Securities and Exchange Commission ("SEC"). For a more detailed description of the risk factors and uncertainties affecting j2, refer to the Annual Report on Form 10-K/A filed by j2 on April 30, 2001 and the other reports filed by j2 from time to time with the SEC, each of which is available at www.sec.gov.
                      -----------
                         j2 GLOBAL COMMUNICATIONS, INC.
                 Condensed Consolidated Statement of Operations
                                   (Unaudited)
                    (in thousands, except per share amounts)

                                                                            Three months ended             Twelve months ended
                                                                               December 31,                    December 31,
                                                                       ----------------------------    ----------------------------
                                                                          2001             2000           2001             2000
                                                                       ------------    ------------    ------------    ------------
Revenues
         Subscriber                                                    $      9,252    $      4,455    $     31,287          13,594
         Hardware                                                                --              --             742              --
         Other                                                                  328             339           1,224             339
                                                                       ------------    ------------    ------------    ------------
         Total revenue                                                        9,580           4,794          33,253          13,933

Cost of revenue
         Subscriber                                                           3,457           2,347          12,962           7,093
         Other                                                                   --             219             450             219
                                                                       ------------    ------------    ------------    ------------
         Total cost of revenue                                                3,457           2,566          13,412           7,312

         Gross profit                                                         6,123           2,228          19,841           6,621

Operating expenses:
         Sales and marketing                                                  1,272           1,505           4,585           8,671
         Research and development                                               645             642           2,535           2,762
         General and administrative                                           3,640           3,994          13,926          15,389
         Amortization of goodwill and other intangibles                       1,727           1,432           6,924           4,374
         Impairment of acquisition related intangibles, net
             of other one time items                                            596              --             596              --
                                                                       ------------    ------------    ------------    ------------

         Total operating expenses                                             7,880           7,573          28,566          31,196

Operating Loss                                                               (1,757)         (5,345)         (8,725)        (24,575)

Other income (expense), net                                                     129             269             891           2,356

Net Loss                                                                     (1,628)         (5,076)         (7,834)        (22,219)
                                                                       ------------    ------------    ------------    ------------

Net loss attributable to
         common stockholders                                           $     (1,628)   $     (5,076)   $     (7,834)        (22,219)
                                                                       ============    ============    ============    ============

Basic and diluted net loss per common share:

         Income (loss) before acquisition related
             amortization, impairment of intangibles and
             other one time items                                      $       0.06    $      (0.37)   $      (0.03)          (1.96)

         Loss from amortization of goodwill and other
             intangibles                                                      (0.16)          (0.14)          (0.61)          (0.48)

         Impairment of acquisition related amortization
             net of other one time items                                      (0.05)             --           (0.05)             --
                                                                       ------------    ------------    ------------    ------------

         Net Loss Per Share                                            $      (0.15)   $      (0.51)   $      (0.69)   $      (2.44)
                                                                       ============    ============    ============    ============

Weighted average shares
 outstanding                                                             10,872,421       9,860,475      11,279,647       9,121,236
                                                                       ============    ============    ============    ============

                        j2 GLOBAL COMMUNICATIONS, INC.
                     Condensed Consolidated Balance Sheets
                                  (Unaudited)
                                (in thousands)

ASSETS                                                       December 31, 2001    December 31, 2000
                                                             -----------------    -----------------
           Cash and cash equivalents                         $          19,087    $          23,824
           Short-term investments                                            0                1,963
           Accounts receivable, net                                      3,672                2,443
           Prepaid expenses and other                                    1,741                2,047
                                                             -----------------    -----------------

           Total current assets                                         24,500               30,277

           Furniture, fixtures and equipment, net                        6,654                6,214
           Goodwill, net                                                15,778               20,759
           Other purchased intangibles, net                              1,380                2,945
           Long-term investments                                             0                2,320
           Other assets                                                    744                2,790

                                                             -----------------    -----------------
           Total assets                                      $          49,056    $          65,305
                                                             =================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
           Accounts payable and accrued expenses             $           4,877    $           5,298
           Accrued exit costs                                              898                2,106
           Deferred revenue                                              1,406                1,485
           Current portion of capital lease payable                        254                  295
           Current portion of long-term debt                               401                1,285
           Other                                                            52                  132

                                                             -----------------    -----------------
           Total current liabilities                                     7,888               10,601

           Capital lease obligations                                         0                  168
           Long-term debt                                                   28                  416

                                                             -----------------    -----------------
           Total liabilities                                             7,916               11,185

           Redeemable common stock                                           0                7,065
           Common stock subject to put option                                0                  998

           Total stockholders' equity                                   41,140               46,057
                                                             -----------------    -----------------

           Total liabilities and stockholders' equity        $          49,056    $          65,305
                                                             =================    =================

                        j2 GLOBAL COMMUNICATIONS, INC.
                             Pro Forma Adjustments
                                  (Unaudited)
                                (in thousands)

Pro forma amounts are not meant as a substitute for GAAP, but are solely for informational purposes.
The following table illustrates the adjustments and reconciles pro forma data to that reported in the financial statements.

                                                                              Three months ended              Twelve months ended
                                                                                  December 31,                    December 31,
                                                                            -----------------------         -----------------------
                                                                              2001            2000            2001           2000
                                                                            -------         -------         -------        --------
Net loss under GAAP                                                          (1,628)         (5,076)         (7,834)        (22,219)

Add: Amortization of goodwill and other intangibles                           1,727           1,432           6,924           4,374

Add: Impairment of acquisition related intangibles
         net of other one time items (1)                                        596              --             596              --
                                                                            -------         -------         -------        --------

Pro forma earnings (loss)                                                       695          (3,644)           (314)        (17,845)

Pro Forma EBITDA (2)                                                          1,374          (3,012)          1,987         (17,008)


(1) Amount includes an impairment charge of acquisition related intangibles of $751,000 offset by a net one time income amount of $155,000 for litigation related items.

(2) Defined as Pro forma earnings (loss) plus interest income (expense), net, plus taxes plus other depreciation and amortization